EXHIBIT 1
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                       AGREEMENT OF PURCHASE AND SALE OF ASSETS

                    This Agreement dated as of June 20, 1995, by and among Beacon Auto Parts Company, a Delaware corporation having an office at 6013 Enterprise Drive, Export, Pennsylvania 15632 ("Company"), Beacon Auto Parts Company, a Pennsylvania business trust having an office at 6013 Enterprise Drive, Export, Pennsylvania 15632 ("Trust" and, together with Company, "Sellers" and individually a "Seller"), and Fred J. Pisciotta, an individual having an office at 6013 Enterprise Drive, Export, Pennsylvania 15632 ("Stockholder"), and being the principal stockholder of Company (Sellers and Stockholder being herein sometimes referred to collectively as the "Selling Parties" and each individually as a "Selling Party"), and Republic Automotive Parts Sales, Inc., a Delaware corporation ("Buyer") and Republic Automotive Parts, Inc., a Delaware corporation ("RAPI") and the parent of Buyer, each having an office at 500 Wilson Pike Circle, Suite 115, P.O. Box 2088, Brentwood, Tennessee 37024.


                                 W I T N E S S E T H:

                    In consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                        ARTICLE 1

                       Purchase and Sale of Business and Assets

                    1.1  Purchased Assets.   Subject to and  upon the terms
          and conditions of this Agreement, Sellers shall sell, transfer, convey, assign, grant and deliver to Buyer and RAPI, and Buyer and RAPI shall purchase, at the Closing (as defined in Section
          3.1 hereof), all right, title and interest in and to all of the respective businesses, properties, assets, inventories, accounts receivable, machinery, equipment, furniture, fixtures, franchises, goodwill and rights (accrued and contingent) of
          Sellers as a going concern, of every nature, kind and description, and wherever situated or located, including without limitation all inventory, machinery, equipment, furniture, fixtures, and other assets, property and rights described and/or of the type described in the form of Bill of Sale annexed as
          Exhibit 1.1 hereto (the "Bill of Sale"), but excluding those assets and properties identified in Schedule 1.1 hereto (the "Excluded Assets"). The businesses, properties, assets, inventories, accounts receivable, machinery, equipment, furniture, fixtures, franchises, goodwill and rights to be sold, transferred, conveyed, assigned, granted and/or delivered to Buyer pursuant hereto are hereinafter sometimes collectively referred to as the "Purchased Assets". In this regard, it is understood that the only Purchased Assets to be purchased by RAPI pursuant hereto shall be accounts receivable equal to $1,000,000 in the aggregate as may be allocated to RAPI by agreement between RAPI and Buyer. The balance of the Purchased Assets to be purchased pursuant to this Agreement shall be purchased by Buyer.

                    1.2 Title to Purchased Assets. Sellers shall sell, transfer, convey, assign, grant and deliver title to all of the Purchased Assets to Buyer and RAPI free and clear of any liens, pledges, charges, mortgages, security interests, restrictions, easements, liabilities, claims, encumbrances or rights of others of every kind and description (collectively, "Liens"), except those Liens identified in Schedule 1.2 hereto (the "Permitted Liens"). The business, operations, assets, properties, rights, goodwill and activities of Sellers (other than the Excluded Assets) are sometimes herein collectively referred to as the "Business."

                    1.3 Assignments of Contracts. Buyer and the Selling Parties acknowledge that certain of the agreements, contracts and commitments to be included in the Purchased Assets, and the rights and benefits thereunder (collectively, all of the foregoing being herein sometimes referred to as the "Contracts"), may not, by their terms, be assignable. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any such Contract if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or adversely affect the rights under any such Contract of Buyer or Sellers thereunder. In such event, the Selling Parties will cooperate with Buyer and use their best efforts to provide for Buyer all benefits to which any of Sellers is entitled under such Contracts, and any transfer or assignment to Buyer by any Seller of any such Contract or any right or benefit arising thereunder or resulting therefrom which shall require the consent or approval of any third party shall be made subject to such consent or approval being obtained. The Selling Parties shall use their best efforts to obtain such consents and approvals. If and when any such consent or approval shall be obtained or such Contract shall otherwise become assignable to Buyer, Sellers shall promptly assign all of their rights thereunder to Buyer. Until such time, none of Sellers shall enter into any amendment of any such Contract without the prior written consent of Buyer. Notwithstanding anything to the contrary herein, Sellers shall not be obligated to incur any additional financial obligation or liability to the party under any Contract for which such consent or approval is required.

                    1.4 Satisfaction of Liabilities. At or prior to the Closing, the Selling Parties shall cause all indebtedness of Sellers to banks and/or other credit or lending institutions or otherwise secured by any of the Purchased Assets, and all other known liabilities of any of Sellers (other than those liabilities expressly assumed by Buyer pursuant to the Liabilities Undertaking, and other than the Permitted Liens and Permitted Post-Closing Debt) to be paid and satisfied in full and shall cause to be delivered to Buyer at the Closing releases and discharges of all Liens and all other rights, claims and interests in respect of the Purchased Assets relating to any of such indebtedness and liabilities and of the holders of the
          Permitted Post-Closing Debt (including without limitation all required Form UCC-3 termination statements) in form and substance reasonably required by Buyer. The term "Permitted Post-Closing Debt" shall mean Sellers' mortgage and other indebtedness identified in Schedule 1.4 of the Disclosure Schedule (as hereinafter defined).


                                      ARTICLE 2

                    Agreement Amount; Assumption of Liabilities;
                             Non-competition Undertaking

                    2.1 Agreement Amount. Subject to and upon the terms and conditions of this Agreement, Buyer shall pay or deliver to or for the benefit of Trust, in full payment and consideration for the Purchased Assets and the Non-competition Undertaking (as hereinafter defined), a total amount (the "Agreement Amount") determined, and as the same may be adjusted, and payable, in accordance with Schedule 2.1 hereto, the provisions of which shall, effective upon the Closing, be deemed incorporated herein by reference as if set forth in full herein.

                    2.2 Liabilities Undertaking. Buyer shall, at the Closing, execute and deliver to Sellers a Liabilities Undertaking (the "Liabilities Undertaking") in the form of Exhibit 2.2 hereto, the provisions of which shall, effective upon the Closing, be deemed incorporated herein by reference as if set forth in full herein. Except as expressly set forth in the Liabilities Undertaking, neither Buyer nor RAPI shall assume or be responsible for any debts, commitments, obligations or liabilities of any nature whatsoever.

                    2.3 Non-Competition Undertaking. The Selling Parties shall perform and comply with the provisions set forth in
          Schedule 2.3 hereto (the "Non-competition Undertaking), which provisions shall, effective upon the Closing, be deemed incorporated herein by reference as if set forth in full herein.
          Schedule 2.3 hereto also sets forth the terms of payment of the sum of $500,000 (in 20 equal quarterly installments commencing with the first day of the first full calendar quarter after the Closing Date), which sum is to be payable by Buyer as part of the Agreement Amount and as consideration for the Non-competition Undertaking, all on the terms and conditions set forth in said
          Schedule 2.3.

                    2.4 Allocation of Agreement Amount. The parties hereto hereby agree that the Agreement Amount shall be allocated in accordance with Schedule 2.4 hereto. The parties agree to execute an IRS Form 8594 Acquisition Statement, under the Internal Revenue Code, reflecting the said allocation.

                    2.5 Stockholders. Concurrently with the execution and delivery hereof, each of the respective stockholders of and holders of beneficial interests in Sellers has executed and delivered to RAPI an agreement as to investment in shares of RAPI Common Stock, in the form of Exhibit 2.5 hereto.

                    2.6  Insurance  Proceeds.   In  the  event  any of  the
          Purchased Assets shall be damaged or destroyed by fire or any other casualty or cause, and Buyer shall nevertheless proceed with the Closing: (i) Buyer shall be entitled to, and Sellers shall promptly pay over to Buyer, all insurance proceeds pertaining to the same, and at the Closing shall assign to Buyer all rights to receive and recover insurance proceeds pertaining to the same, such insurance proceeds and rights to also constitute Purchased Assets; and (ii) in the event such fire or other casualty or cause does not permit Buyer to elect not to close pursuant to Section 3.5(d) hereof and such insurance proceeds shall not adequately compensate Buyer for the resulting reduction in the fair market value of any equipment, vehicles, fixtures or other fixed assets intended to be included in the Purchased Assets, the Purchase Price (as defined in Schedule 2.1 hereto) shall be reduced by the amount by which such reduction in fair market value in the aggregate exceeds such insurance proceeds.


                                      ARTICLE 3
                      Closing; Deliveries; Conditions Precedent

                    3.1  Closing.

                         (a) The Closing under this Agreement (the "Closing") shall take place at the offices of Sellers' counsel, Cohen & Grigsby, P.C., in Pittsburgh, Pennsylvania, at 10:00 a.m., local time, on the later of the third business day after expiration of the H-S-R Waiting Period (as hereinafter defined) or July 17, 1995, or such other date, place or time as the parties hereto shall mutually agree upon (the date of the Closing being called the "Closing Date").

                         (b) All proceedings to be taken and all documents to be executed and delivered by the parties at the Closing shall be deemed to have been taken and executed simultaneously and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

                    3.2 Sellers' Deliveries. At the Closing, the Selling Parties shall deliver to Buyer:

                         (a)  the Bill of Sale, executed by Sellers;

                         (b) As to those Properties (as hereinafter defined) for which leases directly with the landlord are to be entered into effective as of the Closing, as indicated in
          Schedule 3.2(b)(i)  hereto, (i) leases  in the forms  included in
          Exhibit 3.2(b)(i) hereto, executed by the respective landlords thereunder (each a "New Lease"), and (ii) in the case of each of the Properties which, as of the date hereof, is secured by a mortgage in favor of Mellon Bank, N.A. or any affiliate thereof, non-disturbance agreements from each mortgagee with respect to each of such Properties in favor of Buyer in form and substance reasonably required by Buyer as to each such New Lease, and (iii) appropriate memoranda of lease, in duly recordable form, as to each New Lease;

                         (c) As to those Properties for which the leases currently in effect (with either of Sellers as tenant thereunder) are to be assigned to and assumed by Buyer, as indicated in
          Schedule 3.2(c) hereto, Instruments of Assignment and Assumption in the forms included in Exhibit 3.2(c) hereto (each a "Lease Assignment" and collectively the "Lease Assignments"), executed by the appropriate Seller as assignor and (if such consent is required by the terms of such lease) consented to in writing (in form and substance reasonably required by Buyer) by each applicable landlord;

                         (d) As to each lease (each an "Assigned Lease" and collectively the "Assigned Leases") which is to be the subject of a Lease Assignment, the estoppel agreement of the landlord, in form and substance reasonably required by Buyer, with respect to each such Assigned Lease and Lease Assignment, and conforming to the form set forth as Exhibit 3.2(d) hereto;

                         (e) all Contracts, permits, approvals, licenses, certificates, files and other items and documents in any Seller's possession pertaining to the Purchased Assets;

                         (f) copies of corporate, stockholder, trust, trustee and holder of beneficial interest resolutions and actions of each of Sellers authorizing the execution and delivery of this Agreement and each exhibit hereto and the consummation of the transactions contemplated hereby and thereby, which stockholder and holders of beneficial interests resolutions shall have been unanimously approved and adopted by all stockholders and holders of beneficial interest of each of Sellers, certified as such by the President of Company and the trustee of Trust and by Stockholder;

                         (g) good standing certificates with respect to each of Sellers, issued as of a recent date by the Secretaries of State of the States of Delaware and Pennsylvania.

                         (h) such other good and sufficient instruments of conveyance, assignment and transfer (including duly endorsed certificates of title for motor vehicles), as Buyer shall reasonably require, and as shall be effective to vest in Buyer good and marketable title to the Purchased Assets as contemplated by this Agreement;

                         (i) Employment Agreements in the respective forms included as Exhibit 3.2(i) hereto (the "Employment Agreements"), executed by each of Stockholder and John Wieder, respectively; and

                         (j) all other documents required by the terms of this Agreement to be delivered to Buyer or RAPI at the Closing.

                    3.3  Buyer's Deliveries.   At the  Closing, Buyer  will
          deliver to Sellers:

                         (a) an amount equal to the "Cash Payment" determined in accordance with paragraph (k) of Schedule 2.1 hereto, by payment thereof, by wire transfer, in accordance with
          Schedule 3.3(a) hereto;

                         (b) the subordinated promissory note of Buyer in the principal amount of $2,000,000 and referred to in paragraph
          (k) of Schedule 2.1 hereof, in the form of Exhibit 3.3(b) hereto (the "Note"), said Note inter alia to bear interest at 7.055% per annum, payable quarterly, and to provide for the payment of the principal sum thereof in four (4) equal annual installments payable commencing on the first anniversary of the Closing Date, all on the terms and conditions set forth therein, and guarantied by RAPI in the form included as part of Exhibit 3.3(b) hereto;

                         (c) in consideration of the Purchased Assets purchased by RAPI, a certificate, duly executed by RAPI and registered in the name of Trust, representing the number of shares of Common Stock, par value $.50 per share, of RAPI ("RAPI Common Stock"), determined and to be issued in accordance with paragraph (k) of Schedule 2.1 hereto (the "RAPI Shares").

                         (d) the New Leases, executed by the respective lessee(s) thereunder;

                         (e) the Lease Assignments, executed by the respective assignee(s) thereunder;

                         (f) the Liabilities Undertaking, executed by Buyer;

                         (g)  the Employment Agreements, executed by Buyer;

                         (h) certificates of good standing with respect to each of Buyer and RAPI, issued as of a recent date by the Secretary of State of Delaware;

                         (i)  copies  of   resolutions  of  the   board  of
          directors (or executive committee thereof) of Buyer and RAPI authorizing the execution and delivery of this Agreement, certified by and officer of each of them; and

                         (j) all other documents required by the terms of this Agreement to be delivered to Sellers at the Closing.

                    3.4 Further Assurances. At any time and from time to time after the Closing, at Buyer's request, and without further consideration, the Selling Parties will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation, and take such actions, as Buyer may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Buyer or RAPI, as the case may be, and to confirm Buyer's or RAPI's, as the case may be, title to, all of the Purchased Assets, to put Buyer or RAPI, as the case may be, in actual possession and operating control thereof, and to assist Buyer or RAPI, as the case may be, in exercising all rights with respect thereto. The Selling Parties shall not be required to incur out-of-pocket expenses in connection with the matters referred to in this Section 3.4.

                    3.5 Buyer's and RAPI's Conditions Precedent. The obligations of Buyer and RAPI under this Agreement to proceed with the transactions contemplated hereby are, at the option of Buyer and RAPI in their sole discretion, subject to the fulfillment of the following conditions at or prior to the Closing, and the Selling Parties shall use their best efforts to cause each such condition to be fulfilled:

                         (a) no action, suit, proceeding or investigation shall have been instituted against Buyer or RAPI or any of the Selling Parties in, by or before any court, tribunal or governmental body or agency, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated hereby;

                         (b) the representations and warranties of the Selling Parties contained in this Agreement, any Schedules and Exhibits hereto and/or any certificates or documents delivered in connection with this Agreement shall be true and correct when made, and shall also be true and correct at the time of Closing with the same force and effect as though such representations and warranties were made at that time, except for changes expressly permitted by this Agreement;

                         (c) each covenant, agreement and obligation required by the terms of this Agreement to be complied with and performed by any of the Selling Parties at or prior to the Closing shall have been duly and properly complied with and performed;

                         (d) since the date of this Agreement, there shall not have occurred any material adverse change in the condition (financial or otherwise), prospects or results of the operations of any of Sellers or in the Business or the value of the Purchased Assets taken as a whole, and no warehouse facility nor more than one store operated by the Business shall have suffered a substantial fire or other substantial casualty loss or damage;

                         (e) all consents necessary to the assignment to Buyer of each of the Assigned Leases, and such consents necessary to the assignment of Contracts, and such governmental consents and assignments of governmental licenses and permits to be transferred to Buyer, which are reasonably requested by Buyer to be obtained prior to the Closing, shall have been obtained by Sellers, and there shall have been delivered to Buyer executed counterparts reasonably satisfactory in form and substance to Buyer of such consents;

                         (f)  all  waiting periods,  if any,  applicable to
          the   consummation  of  the  transactions  contemplated  by  this
          Agreement required by the Hart-Scott-Rodino Antitrust Improvements Act (the "H-S-R Act") shall have been expired or terminated; provided that Buyer and RAPI shall have submitted all necessary applications under and otherwise complied with the provisions of the H-S-R Act, as they apply to such transactions;

                         (g) the Selling Parties shall have delivered to Buyer and RAPI the signed opinion of counsel to the Selling Parties, dated the Closing Date, in form and substance reasonably satisfactory to Buyer;

                         (h)  Buyer  and  RAPI  shall  have   obtained  the
          financing for and consent to the transactions contemplated by this Agreement from RAPI's lending bank; and

                         (i) there shall be delivered to Buyer and RAPI a certificate of the Selling Parties executed on the Closing Date that the conditions set forth in subsections (b) through (e) of this Section 3.5 have been fulfilled.

                    3.6 Sellers' Conditions Precedent. The obligations of Sellers under this Agreement to proceed with the transactions contemplated hereby are, at the option of Sellers in their sole discretion, subject to the fulfillment of each of the following conditions at or prior to the Closing, and Buyer and RAPI shall use their best efforts to cause each such condition to be fulfilled:

                         (a) the representations and warranties of Buyer and RAPI contained in this Agreement or any certificates or documents delivered by it to Sellers in connection with this Agreement shall be true and correct when made, and shall also be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time, except for changes expressly permitted by this Agreement;

                         (b) each covenant, agreement and obligation required by the terms of this Agreement to be complied with and performed by Buyer and RAPI at or prior to the Closing shall have been duly and properly complied with and performed;

                         (c) since the date of this Agreement, there shall not have occurred a material adverse change in the condition (financial or otherwise), prospects or results of operations of RAPI and its subsidiaries taken as a whole;

                         (d) all waiting periods, if any, applicable to the consummation of the transactions contemplated by this Agreement required by the Hart-Scott-Rodino Antitrust Improvements Act (the "H-S-R Act") shall have been expired or terminated; provided that the Selling Parties shall have submitted all applications under and otherwise complied with the provisions of the H-S-R Act, as they apply to such transactions;

                         (e) Buyer and RAPI shall have delivered to Sellers the signed opinion of counsel to Buyer and RAPI, dated the Closing Date, in form and substance reasonably satisfactory to Sellers;

                         (f) there shall be delivered to Sellers a certificate of Buyer and RAPI executed on the Closing Date that the conditions set forth in subsections (a) through (c) of this
          Section 3.6 have been fulfilled.

                    3.7 H-S-R Act. The Selling Parties, on the one hand, and Buyer and RAPI on the other hand, shall within three (3) business days after the date hereof duly prepare and file the written notifications and submissions required to be made under the H-S-R Act in connection with the consummation of the transactions contemplated hereby and, promptly after any request therefor, prepare and file any additional information requested by the Federal Trade Commission or the Antitrust Division of the Department of Justice to be filed or submitted under the H-S-R Act in connection with such original notifications and submissions, and shall diligently request and pursue early termination of the required waiting period under the H-S-R Act (the "H-S-R Waiting Period"). Anything to the contrary contained in this Agreement notwithstanding, in no event shall any party be required to take any adverse action regarding the disposition of any of its businesses, assets or properties, or to incur any material liability or expense, in order to obtain any approval under the H-S-R Act or any termination of the H-S-R Waiting Period.

                    3.8 Receivables. From and after the Closing, Buyer and RAPI shall have the right and authority to collect for their own account all account receivables and other items included in the Purchased Assets and to endorse with the name of any Seller any checks received on account of any such receivables or other items. The Selling Parties shall promptly transfer and deliver to Buyer any cash or other property which any of them may receive in respect of any of such receivables or other items. In such regard, at Closing Sellers shall deliver to Buyer a complete and detailed statement showing the name, amount and age of each Purchased Receivable (as defined in Schedule 2.1 hereto). After the Closing, Buyer shall use its reasonable efforts to collect or cause to be collected, in accordance with Buyer's normal collection procedures as in effect from time to time (and without being required to incur any out-of pocket cost or expense or resort to litigation or any extraordinary means or efforts), the Purchased Receivables. To the extent that any amounts are received by Buyer from an obligor on both a Purchased Receivable and any other receivable of Buyer, such amounts, in good faith, shall be allocated to payment of the oldest of such receivables first unless such obligor is, at such time, in good faith disputing its obligation in respect of such Purchased Receivable or such payment is otherwise to be allocated to a later receivable in accordance with an arrangement established with such obligor prior to the Closing or with the consent of Stockholder after the Closing.

                    3.9 Access. After the Closing, at reasonable times and on reasonable notice, the Selling Parties shall have access to the books and records pertaining to the Business which they delivered to Buyer at the Closing (and shall be permitted to make copies thereof) for use solely in connection with the preparation of Sellers' tax returns, and in all cases subject to such confidentiality obligations of the Selling Parties as Buyer may reasonably require from time to time, and Buyer shall retain such books and records for a period of six years.

                    3.10 Proration. The parties shall prorate, between Sellers on the one hand and Buyer on the other hand, rents, license fees, utilities, charges and like items as of 11:59 p.m. on the day immediately preceding the Closing Date.


                                      ARTICLE 4

                Representations and Warranties of the Selling Parties

                    The Selling Parties hereby jointly and severally make each of the following representations and warranties:

                    4.1 Organization, Standing and Qualification; No Subsidiaries. (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; Trust is a business trust duly organized, validly existing and in good standing under the laws of Pennsylvania. Stockholder is the sole trustee of the Trust ("Trustee"). Each of Sellers has all requisite power and authority and is entitled to own, lease and operate its properties and to carry on its business in all material respects as and in the places such properties are now or have heretofore been owned, leased or operated and where such business is presently or has heretofore been conducted. Company and Trust are qualified to do business and each is in good standing in each State listed in Schedule 4.1 of the Disclosure Schedule delivered by the Selling Parties in connection and concurrently with the execution and delivery of this Agreement (the "Disclosure Schedule"), which States constitute all States in which the failure of either Seller to be so qualified could have a material adverse effect on the condition (financial or otherwise), prospects, or results of the operations of any of Sellers or of or on the Business or the Purchased Assets taken as a whole. The copies of the Certificate of Incorporation and By-Laws of Company and all trust and other organizational documents of Trust delivered by Sellers to Buyer are complete and correct.

                         (b) Except as set forth in Schedule 4.1(b) of the Disclosure Schedule, none of Sellers has any subsidiaries and none of Sellers has any interest, direct or indirect, and has no commitment to purchase any interest, direct or indirect, in any other corporation or in any partnership, joint venture or other business enterprise or entity. Except as set forth in Schedule 4.1(b) of the Disclosure Schedule, the business carried on by Sellers has not been conducted through any direct or indirect subsidiary or any direct or indirect affiliate of any of Sellers or of any stockholder or trustee of or holder of a beneficial interest in any of Sellers.

                    4.2  Related  Transactions.   Except  as  set forth  on
          Schedule 4.2 of the Disclosure Schedule, during the past three years none of Sellers has directly or indirectly, purchased, leased from others or otherwise acquired any property or obtained any services from, or sold, leased to others or otherwise disposed of any property or furnished any services to, or otherwise dealt with, except with respect to customary remuneration for services rendered as an officer or employee of Company in the ordinary course of business, (i) any stockholder or trustee of or holder of a beneficial interest in any of Sellers, or any member of the family of any such stockholder, trustee or holder of a beneficial interest, or (ii) any person, firm or corporation which, directly or indirectly, alone or together with others, controls, is controlled by or is under common control with any Seller or any stockholder or trustee of or holder of a beneficial interest in any of Sellers, or any member of the family of any such person. Except as set forth on
          Schedule 4.2 of the Disclosure Schedule, no part of the property or assets of any stockholder or trustee of or holder of a beneficial interest in any of Sellers, or any direct or indirect subsidiary or affiliate of any of Sellers or any stockholder or trustee of or holder of a beneficial interest in any of Sellers, is used by any of Sellers in connection with the Business.

                    4.3 Authority of Sellers; Stockholders. (a) The Selling Parties have all requisite power, authority and legal capacity to enter into this Agreement and each other agreement, document and instrument to be executed or delivered by any of the Selling Parties in connection with this Agreement (the "Seller Documents") and to carry out the transactions contemplated hereby and thereby. This Agreement constitutes, and, when executed and delivered at the Closing, each other Seller Document will constitute, the legal, valid and binding obligation of such of the Selling Parties as are party thereto. All proceedings and action required to be taken by the Selling Parties relating to the execution, delivery and performance of this Agreement and the Seller Documents and the consummation of the transactions contemplated hereby and thereby have been duly taken. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby have been unanimously approved by the holders of all shares of capital stock of Company and all trustees of and holders of beneficial interests in Trust.

                         (b) The presently authorized, issued and outstanding shares of capital stock of Company and the names and addresses of the lawful record and beneficial owners thereof, and the names and addresses of all holders of beneficial interests in Trust, are as set forth on Schedule 4.3(b) of the Disclosure Schedule.

                         (c) Except as set forth on Schedule 4.3(c) of the Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, puts, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which any of Sellers or any stockholder or trustee thereof or holder of a beneficial interest therein is or may become obligated to issue, assign, purchase, acquire or transfer, any shares of the capital stock or securities of, or beneficial interest or equity interests in, any Seller.

                         (d) None of the Selling Parties nor any affiliate of any of them directly or indirectly beneficially owns any shares of RAPI Common Stock.

                    4.4  No  Violation.    (a)    Except  as  indicated  on
          Schedule 4.4 of the Disclosure Schedule:

                         (i) The execution, delivery and performance of this Agreement and the Seller Documents by any of the respective Selling Parties which is or shall be a party thereto and the consummation of the transactions contemplated hereby and thereby, will not (ii) conflict with or violate any provision of the certificate of incorporation or by-laws or any trust or other organizations document of any Seller, (iii) with or without the giving of notice or the passage of time, or both, result in a breach of, or violate, or be in conflict with, or constitute a default under, or permit the termination of, or cause or permit acceleration under, any material agreement, instrument, debt or obligation to which any Seller is a party or to or by which it or any of the Purchased Assets is subject or bound, or result in the loss or adverse modification of any material license, franchise, or other authorization granted to or otherwise held by any Seller, (iv) require the consent of any party to any material agreement or commitment to which any of the Selling Parties is a party, or to or by which it or he or any of the Purchased Assets is subject or bound, (v) result in the creation or imposition of any Lien upon any of the Purchased Assets, or (vi) violate any material law, rule or regulation or any order, judgment, decree or award of any court, governmental authority or arbitrator to or by which any Seller or any of the Purchased Assets is subject or bound.

                         (b) No consent, approval or authorization of, or declaration, filing or registration with, or notice to, any governmental or regulatory authority or any other third party is required to be obtained or made by any of the Selling Parties in connection with the execution, delivery and performance of this Agreement or the Seller Documents or the consummation of the transactions contemplated hereby and thereby.

                    4.5 Financial Statements. (a) Sellers have delivered to Buyer copies of the financial statements of Company listed on
          Schedule 4.5(a) of the Disclosure Schedule (the "Financial Statements"), including without limitation, the balance sheet of Company as at December 31, 1994 (the "Balance Sheet"). All of the Financial Statements have been prepared from the books and records of Sellers in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods indicated and fairly present in all material respects the financial condition of Company as at their respective dates and the results of operations of Company for the periods covered thereby. Except as disclosed in Schedule 4.5(a)(i) of the Disclosure Schedule, the Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and include all adjustments, which consist only of normal recurring accruals, necessary for such fair presentation.

                         (b) The Estimated Statement of Assets and Payables set forth on Schedule 4.5(b) hereto sets forth Sellers' good faith, reasonable estimate of the Statement of Assets and Payables as of the scheduled Closing Date to be prepared pursuant to Schedule 2.1 hereto.

                         (c) Trust has conducted no operations other than those it has acquired from Company and has incurred no liabilities or obligations other than those it has acquired from Company.

                    4.6  Title  to  and  Condition  of   Purchased  Assets.
          (a) Except for the Real Property Leases and the Personal Property Leases (each as hereinafter defined), and except for the Permitted Liens and except for inventory disposed of prior to Closing in the ordinary and customary course of business, Sellers have good and marketable title to all of the assets and properties which either of them owns or uses or purports to own or use. Except as set forth on Schedule 4.6 of the Disclosure Schedule, none of the Purchased Assets is subject to any Lien.

                         (b) Except as set forth in said Schedule 4.6, the Purchased Assets are in all material respects in good operating condition and repair, ordinary wear and tear excepted.

                         (c) Sellers enjoy peaceful possession of all real and personal property, including the buildings and improvements thereon, owned or held under lease in connection with any aspect of the Business. The Properties (as hereinafter defined) constitute all real property and all the buildings, facilities and improvements used by any of Sellers. No Seller is in material default or breach of any of its obligations under any of the leases or other agreements related to any of the Properties.

                         (d) Each of the New Leases will cover all of the real property, buildings, improvements, parking areas and the like located in or about and/or in the vicinity of the locations indicated on Schedule 3.2(b)(i) hereof which have heretofore been occupied and/or used by Company in the conduct of the Business.

                    4.7 Litigation; Liability Claims. (a) Except as set forth on Schedule 4.7 of the Disclosure Schedule, there is no action, suit, proceeding, arbitration, investigation or labor organizing effort pending against or affecting any of Sellers or any of any Seller's assets, properties or business, or of any Seller's stockholders, employees, officers, directors or trustees (in connection with their capacities as such), or the transactions contemplated by this Agreement, nor, to the best of each Selling Party's knowledge, any basis therefor or threat thereof. There is not outstanding any order, writ, injunction, award or decree of any court or arbitrator or any federal, state, municipal or other governmental department, commission, board, agency or instrumentality to which any of the Selling Parties is subject or otherwise applicable to any of any Seller's business, assets, or properties, or any Seller's stockholders, officers, directors, employees, or trustees (in connection with their capacities as such), nor is any of them in default with respect to any such order, writ, injunction, award or decree.

                         (b) The Selling Parties do not believe that product warranty claims and products sold and/or services provided for a period of two years prior to the Closing will exceed those historically experienced by Company and reflected on the Financial Statements.

                    4.8 Compliance; Properties; Permits. (a) Except as set forth in Schedule 4.8(a) of the Disclosure Schedule, Sellers have complied, and all of the Properties and the Business are in compliance, in all material respects, with all laws, rules, regulations, ordinances, orders, judgments and decrees applicable to any of Sellers, any of its employees, any of the Properties and/or any aspect of the Business, including without limitation, any laws, rules, regulations, ordinances, codes, orders, judgments or decrees as to zoning, building requirements or standards, hiring, wages, hours, import, export, environmental, health and/or safety matters. Except as set forth in Schedule 4.8(a) of the Disclosure Schedule, neither the ownership nor use of any of the properties and assets of any of Sellers nor the conduct of the Business, in any material respect, conflicts with the rights of any person or entity or violates, or with or without the giving of notice or the passage of time, or both, will violate, conflict with or result in a default, right to accelerate or loss of rights under, any terms or provisions of its charter or by-laws, or any material law, ordinance, rule or regulation, or any material order, judgement or decree to which any of Sellers is a party or by which it or any of the Purchased Assets may be bound or affected.

                         (b) To the best of Sellers' knowledge, each of Sellers has all material approvals, certificates, authorizations, consents, licenses, franchises, orders and permits ("Licenses and Approvals") necessary or useful to the conduct of the Business as presently conducted, which Licenses and Approvals are identified on Schedule 4.8(b) of the Disclosure Schedule. To the best of the Selling Parties' knowledge, all applications for all Licenses and Approvals were true and correct when made and continue to be true and correct as they pertain to the Business and use of the Properties.

                         (c) To the best of the Sellers' knowledge, none of the Properties nor any of the Purchased Assets is subject to any governmental decree or order to be sold or is being condemned or otherwise taken by any public authority, nor has any such sale, condemnation or taking been proposed.

                    4.9  Schedules.     Schedule  4.9  of   the  Disclosure
          Schedule  contains  a  true,   complete  and  accurate  list  and
          description of the following:

                         (a) all real property, and all buildings and improvements thereon owned, leased or used by any of Sellers (the "Properties"), together with each lease, sublease or license under which any of Sellers holds any leasehold or other interest or right to the use thereof or pursuant to which any of Sellers has assigned, sublet or granted any rights therein (the "Real Property Leases"), together with a schedule of the current amounts of all real estate and other tax and insurance obligations of any of Sellers under each of the Real Property Leases, which amounts may be subject to correction by the landlord as permitted by such leases;

                         (b) all material items of machinery, tools, equipment, vehicles, rolling stock and other tangible personal property owned, leased or used by any of Sellers, except for totes and except for items having a value of less than $5,000 which do not, in the aggregate, have a total value of more than $25,000 (the "Personal Property Leases");

                         (c)  all trademarks, trademark  registrations, and
          applications therefor, service marks, service names, trade names, patents and patent applications, copyrights and copyright registrations, and applications therefor, wholly or partially owned, held or used by any of Sellers; and all contracts, agreements, commitments or licenses relating to patents, trademarks, trade names, copyrights, software, processes, inventions, know-how, or trade secrets to which any of Sellers is a party or by which it is bound;

                         (d) all agency, representative, supply or distributorship agreements or franchises and all agreements providing for the services of an independent contractor to which any of Sellers is a party or by which it is bound;

                         (e) all guarantees, loan agreements, mortgages and pledges, all conditional sale or title retention agreements, security agreements, equipment obligations, leases or lease purchase agreements as to items of personal property, in each case to which any of Sellers is a party or by which it or any of the Purchased Assets is bound;

                         (f) all contracts, agreements and commitments, whether or not fully performed, in respect of the issuance, sale or transfer of the capital stock, bonds or other securities of any of Sellers or pursuant to which any of Sellers or Stockholder has acquired or disposed of any substantial portion of the business or assets of any Seller within the last three years;

                         (g) all contracts, agreements, commitments, purchase orders, leases, licenses or other understandings or arrangements to which any of Sellers is a party or by which it or any of the property thereof is bound or affected, but excluding
          (A) purchase and sale orders and commitments for the purchase or sale of normal and customary supplies and inventory made in the ordinary course of business (consistent with past practice) involving payments or receipts by any of Sellers of less than $20,000 in any single case or series of related orders but not more that $100,000 in the aggregate, and (B) contracts entered into in the ordinary course of business which are terminable by Sellers on less than 30 days' notice without any penalty or consideration and involving payments or receipts during the entire life of such contracts by any of Sellers of less than $5,000 in the case of any single contract but not more than $50,000 in the aggregate;

                         (h) all collective bargaining agreements, all employment and consulting agreements, and all executive compensation, bonus, deferred compensation, severance, vacation, sick pay, personal day, education, pension, retirement, welfare, stock option or stock purchase, and group or individual life, health, hospitalization, dental and accident insurance, and other employee benefit plans, agreements, arrangements, commitments and/or practices, to which any of Sellers is a party or bound or which cover or relate to any of the employees of any of Sellers;

                         (i) the names and current annual salary rates of all persons (including independent commission agents) employed or engaged by any of Sellers, and showing separately for each such person the amounts paid or payable as salary, bonus payments and any indirect compensation for the year ended December 31, 1994; and a separate listing of all employees of any of Sellers on disability or other leave and of the basis for such leave;

                         (j) all fire, theft, casualty, liability and other insurance policies insuring any of Sellers, specifying with respect to each such policy the name of the insurer and of the insured, the risk insured against, the limits of coverage, the deductible amount (if any), the premium rate and the date through which coverage will continue by virtue of premiums already paid.

                    True and complete copies of all contracts, agreements, plans, arrangements, commitments and documents required to be listed pursuant to this Section 4.9 (to the extent in writing or if not in writing, an accurate summary thereof), together with any and all amendments thereto, have been delivered to Buyer.

                    Except as set forth on Schedule 4.9 of the Disclosure Schedule, all of the contracts, agreements and commitments required to be listed pursuant to this Section 4.9 (other than those which have been fully performed) are legal, valid and binding, against Sellers, in full force and effect, do not require the consent or approval of any party to the assignment thereof and will be unaffected by the sale or other transfer of the Purchased Assets to Buyer, and Buyer will be entitled to the full benefits thereof. To the best of Sellers' knowledge, there is not under any contract, agreement or commitment required to be listed pursuant to this Section 4.9, any existing material default or event which, after notice or lapse of time, or both, would constitute a material default or result in a right to accelerate or loss of rights thereunder.

                    4.10 Absence of Changes or Events. Except as set forth on Schedule 4.10 of the Disclosure Schedule, since December 31, 1994, (the "Balance Sheet Date") Sellers have conducted their business only in the ordinary course in a manner consistent in all material respects with past practices of Company. Without limiting the foregoing, since such date, no Seller has, except as set forth on said Schedule 4.10:

                                 (i)  incurred any obligation or liability,
          absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in the ordinary course of business and consistent with its prior practice, none of which liabilities, in any case or in the aggregate, materially and adversely affects the condition (financial or otherwise), prospects or results of operations of any of Sellers or the Business or the Purchased Assets taken as a whole;

                                (ii)   mortgaged,  pledged or  subjected to
          any Lien any of its property, business or assets, tangible or intangible;

                                (iii)   sold, transferred, leased to others
          or otherwise disposed of any of its assets, except for inventory, or obsolete and unused fixed assets not exceeding $50,000 in value in the aggregate, sold in the ordinary course of business on customary terms and conditions, or canceled or compromised any material debt or claim, or waived or released any right of substantial value;

                                (iv)  received  any  notice  of  actual  or
          threatened termination of any contract, lease or other agreement or other business relationship or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had or could have a materially adverse effect on the condition (financial or otherwise), prospects or results of operations of any of Sellers or of or on the Business or the Purchased Assets taken as a whole;

                                (v)  encountered any labor union organizing
          activity, had any actual or threatened employee strikes, work-stoppages, slow downs or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers or any governmental regulatory authority or self-regulatory authorities;

                               (vi)   made any change  in excess of  5% per
          annum in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any shareholder, director, officer, employee, salesman, distributor or agent of any Seller;

                               (vii)  made  any  capital   expenditures  or
          capital additions or betterment in excess of an aggregate of $150,000;
                              (viii) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, trade name, service mark or other proprietary right, or modified any then existing rights with respect thereto;

                              (ix) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to any Seller or any of Sellers' respective assets, properties or rights;

                               (x)  suffered any damage, destruction, loss,
          change, event or condition which, in any case or in the aggregate, has had or may have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of any of Sellers or of or on the Business or the Purchased Assets taken as a whole, including, without limitation, any change in revenues, costs, levels or types of warranty or defective product claims, or relations with employees, landlords, agents, customers or suppliers;

                              (xi) entered into any transaction, contract or commitment other than in the ordinary course of business, or paid or agreed to pay any brokerage, finder's fee, or other compensation in connection with, or incurred any severance pay obligations by reason of, this Agreement or the transactions contemplated hereby;

                              (xii) received any notice from any customer or supplier that it, nor has knowledge that any customer or supplier, intends to cease doing business with any of Sellers, which, in any case, has had or could have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of any of Sellers or of or on the Business or the Purchased Assets taken as a whole;

                               (xiii)   failed to replenish its inventories
          and supplies in a normal and customary manner consistent with Company's prior practice in any material respect, or made any purchase commitment in excess of the normal, ordinary and usual requirements of its business or made any material change in its selling, pricing, advertising or personnel practices inconsistent with Company's prior practice; or

                              (xiv) changed in any material respect its maintenance or repair policies with respect to its assets or permitted any material deterioration in the condition thereof;

                              (xv) entered into any agreement or made any commitment to take any of the types of actions described in any of subsections (i) through (xiv) above.

                    4.11   Rights  and Licenses.   Except  as indicated  in
          Schedule 4.11 of the Disclosure Schedule, Sellers own or possess the perpetual and royalty free licenses and other rights to use all copyrights, trademarks, service marks, service names, trade names, trade secrets and other proprietary rights currently used in connection with or necessary to the conduct of the Business as presently operated, uncontested and free and clear of all Liens. To the best of Sellers' knowledge, none of Sellers is infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, service marks, service names, trade names, licenses or trade secrets or other proprietary rights owned by any other person or persons.

                    4.12 Absence of Certain Business Practices. To the best knowledge of Sellers, none of Sellers nor any officer, trustee, employee or agent of any of Sellers, nor any other person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the Business (or assist any of Sellers in connection with any actual or proposed transaction) which (a) might subject any of Sellers to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, might have had a material adverse effect on any of the Sellers, or on the Business or the Purchased Assets taken as a whole, (c) if not continued in the future, might materially and adversely affect any of Sellers, or the Business or the Purchased Assets taken as a whole, or which might subject any of Sellers to suit or penalty in any private or governmental litigation or proceeding or (d) is or was known to be in violation of any policy or requirement of the customer, supplier or governmental authority involved.

                    4.13  Environmental Matters.

                         (a) Except as set forth in Schedule 4.13 of the Disclosure Schedule, no Hazardous Substance (as hereinafter defined) is present or at any time has been stored (except for sealed manufacturers containers held for resale and stored in compliance with applicable laws, rules and regulations), treated, recycled, released, disposed of or discharged on, about, from or affecting any of the Properties in any material amounts, and none of Sellers has any material liability which is based upon or related to the environmental conditions under or about any of the Properties, and there is no reasonable basis for any such liability arising.

                         (b) Except as set forth in Schedule 4.13 of the Disclosure Schedule, none of Sellers nor, to the knowledge of the Selling Parties, any prior or current owner, tenant or occupant of any part of the Properties, has received (i) any notification or advice from or given or been required to have given any report or notice to any governmental agency or authority or any other person, firm or entity whatsoever involving the use, management, handling, transport, treatment, generation, storage, spill, escape, seepage, leakage, spillage, emission, release, discharge, remediation or clean-up of any Hazardous Substance on or about any of the Properties or caused by any Seller or any affiliate (a "Hazardous Discharge") or (ii) any complaint, order, citation or notice with regard to an air emission, water or ground discharge, noise emission, solid or liquid or gas storage or disposal, a Hazardous Substance or any other environmental health or safety matter affecting any of the Properties, or any property or location at any time occupied or used by any Seller or the business or operations conducted thereat (an "Environmental Complaint"), under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") or under any other federal, state or local law, ordinance, rule or regulation.

                         (c) Except as set forth in Schedule 4.13 of the Disclosure Schedule, to the knowledge of the Selling Parties, there are no fuel or gasoline storage tanks presently in use or at any time abandoned in, on or under any of the Properties.

                         (d) Except as set forth in Schedule 4.13 of the Disclosure Schedule, to the knowledge of the Selling Parties, none of the Properties contains any asbestos or asbestos-containing materials.

                         (e)    Sellers have  made  available  to Buyer  at
          Sellers' business locations true and complete copies of all safety data sheets ("MSDS") under the Occupational Safety and
          Health Act and/or the rules and regulations thereunder (collectively "OSHA") for all Hazardous Substances stored, processed or otherwise used in any material amount at any of the Properties in respect of which an MSDS has been submitted to any governmental agency or authority; a true and complete list of other Hazardous Substances stored, manufactured, processed or otherwise used at the Properties, specifying the amount thereof, the chemical abstract service number, and the related threshold quantity; true and complete copies of all materials (if any) filed with or submitted under the OSHA Hazard Communication Standard and all materials (if any) filed with or submitted to the Department of Health, the Environmental Protection Agency or any other federal, state or local agency or authority; and Sellers have furnished to Buyer true and complete copies of all insurance company and other investigations and reports relating to any of the matters or conditions referred to in this Section 4.13.

                         (f) The term "Hazardous Substance" as used in this Agreement shall include, without limitation, gasoline, oil and other petroleum products, explosives, radioactive materials and related and similar materials, and any other substance or material defined as a hazardous, toxic or polluting substance or material by any federal, state or local law, ordinance, rule or regulation, including asbestos and asbestos-containing materials.

                         (g) The Selling Parties have delivered to Buyer true and complete copies of all engineering and environmental reports and studies, and all other reports, evaluations and assessments, relating to any of the Properties and/or any matter referred to in this Section 4.13.


                    4.14  Employee Benefits.

                         (a) All pension, retirement, profit-sharing, deferred compensation, bonus and incentive plans, all medical, vision, dental and other health insurance plans, all life insurance plans and all other employee benefit plans required to be listed in Schedule 4.9 of the Disclosure Schedule ("Employee Benefit Plans") conform in all material respects to, and the administration thereof is in compliance in all material respects with, all applicable laws and regulations, and neither the operation or administration of any Employee Benefit Plan, nor the sale of the Purchased Assets under this Agreement, will result in Buyer incurring or suffering any liability, or have any material adverse effect on the condition (financial or otherwise), prospects or results of operations of any of Sellers, or of Buyer, or of or on the Business or the Purchased Assets taken as a whole. Except as listed in Schedule 4.9 of the Disclosure Schedule, none of Sellers participates, maintains or contributes to nor has any liability or obligation under or with respect to any single or multi-employer Employee Benefit Plan governed by or subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (whether by reason of being a member of an affiliated group of companies, one of which maintains such a plan, or otherwise) (a "Covered Plans"), nor has it participated, maintained, contributed or incurred any liability or obligation with respect to any such Covered Plan. Each funded Covered Plan is a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and complies in all material aspects with all applicable requirements of ERISA. There are no unfunded accrued benefits under any of the Employee Benefit Plans and, except as set forth in Schedule 4.14(a) of the Disclosure Schedule, no amounts are or will be required to be contributed by any of Sellers in respect of any plan year under any such Employee Benefit Plan. With respect to each Employee Benefit Plan, complete copies, if any, of the last filed Form 5500, and all schedules attached thereto, have been furnished to Buyer, and all reports required under ERISA or under any other applicable law or regulation to be filed by any of Sellers with the relevant governmental authority have been duly filed, and all such reports were true and correct in all material respects. None of Sellers, nor any other "party-in-interest" or "disqualified person", has engaged in a "prohibited transaction," as such terms are defined in IRC Section 4975 and Title I of ERISA, in connection with any Employee Benefit Plan maintained by, or to which contributions are made by, any Seller which would subject a party-in-interest or disqualified person (after giving effect to any exemption) to the tax on prohibited transactions imposed by section 4975 of the Code or any other liability. No Covered Plan has been terminated (except that it is contemplated that Company's profit sharing plan will be terminated in connection with the transactions contemplated by this Agreement). There has not been any "reportable event" (as defined under any applicable provision of the Code or ERISA) ("Reportable Event") with respect to any Employee Benefit Plan or any trust related thereto.

                         (b) Except as disclosed in Schedule 4.14 (b) of the Disclosure Schedule, Stockholder is not aware of serious medical problems or conditions suffered by any of its employees and other persons covered by its medical insurance plans.

                    4.15   Absence of  Undisclosed Liabilities; Guarantees.
          (a) Except as and to the extent reflected or reserved against on the Balance Sheet (including the notes thereto), or set forth on
          Schedule 4.15 of the Disclosure Schedule, as of the Balance Sheet Date, none of Sellers has any material debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) relating to or arising out of any act, transaction, circumstance or state of facts which occurred or existed on or before the Balance Sheet Date, whether or not then known, due or payable (other than contract obligations disclosed pursuant to Section
          4.9  hereof  or not  required to  be  disclosed pursuant  to said
          Section 4.9, which in each case conform to the representations and warranties with respect thereto in this Agreement).

                         (b) Except as and to the extent reflected or reserved against on the Balance Sheet (including the notes thereto), or set forth on Schedule 4.15(b) of the Disclosure Schedule, and except for trade accounts payable and current liabilities for accrued trade or business expenses incurred after the Balance Sheet Date in the normal and ordinary course of business and consistent with prior practice, none of Sellers has any material debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) relating to or arising out of any act, transaction, circumstance or state of facts which heretofore occurred or existed, whether or not then known, due or payable (other than contract obligations disclosed pursuant to
          Section 4.9 hereof, or not required to be disclosed pursuant to said Section 4.9, which in each case conform to the representations and warranties with respect thereto in this Agreement).

                         (c) Except as indicated in Schedule 4.15(c) of the Disclosure Schedule, none of the obligations or liabilities of any Seller is guaranteed by any other person or entity, nor has any of Sellers guaranteed any of the obligations or liabilities of any other person or entity.

                    4.16  Taxes.  All taxes, fees, assessments and charges,
          including without limitation, income, property, sales, use, franchise, added value, employees' income withholding and social security taxes, imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by any of Sellers, or for which any of Sellers may be liable (including any for which any of Sellers may be liable by reason of its being a member of an affiliated, consolidated or combined group with any other company at any time on or prior to the Closing Date), and all interest and penalties thereon (collectively, "Taxes" or "Tax"), whether disputed or not, have been paid in full, all Tax returns required to be filed in connection therewith have been accurately prepared in all material respects and filed and all deposits required by law to be made by any of Sellers with respect to employees' and other withholding taxes have been duly made. No pending notice of audit of any Tax return of any of Sellers has been received, no questions have been raised by any governmental authority in any pending audit, proceeding or review of any Tax return of any of Sellers, and there is not now in force any extension of time with respect to the date on which any Tax return was or is due to be filed with respect to any of Sellers, or any waiver or agreement by it for the extension of time for the assessment of any Tax. To the best of Sellers' knowledge, no deficiency for any Tax or claim for additional Taxes has been proposed, asserted or assessed against any of Sellers.

                    4.17   Inventory.  Except as set forth on Schedule 4.17
          of the Disclosure Schedule, all items of inventory and related supplies now owned or hereafter acquired (and not subsequently disposed of in the ordinary course of business) by any Seller and to be included in the Purchased Assets are in all material respects merchantable, for sale in the ordinary course of
          business  as  first  quality  goods  at  normal  mark-ups.    The
          Purchased Assets will not include in any material respect an excessive quantity of any type of such inventory and supplies in relation to the normal requirements of the Business consistent with past practice. Sellers' inventory does not and shall not include special order items and shop work, whether in process or completed, in excess of $150,000 in the aggregate. Sellers' practices and experience with regard to returned items from customers and items returned by any of Sellers to the original supplier thereof are and have been in conformity with and not in excess, to any material degree, of normal, industry-wide return practices in the ordinary course of business.

                    4.18 Receivables. Sellers have delivered to Buyer a true and complete listing, as of a date no earlier than May 31, 1995, of all of Sellers' receivables, together with aging information as to each such listed receivable which has been outstanding for more than 30 days. Except as set forth on
          Schedule 4.18 of the Disclosure Schedule, and except for a normal and customary reserve for doubtful accounts consistent (as a percentage of outstanding receivables) with past practice, all receivables of Company which are reflected in the Balance Sheet, and all receivables of Sellers which have arisen or will have arisen since the date thereof, have and shall have arisen only from bona fide transactions with unrelated third parties in the ordinary course of business and are believed by the Selling Parties to be collectible in accordance with their terms and not subject to any set off, defense, reduction or counterclaim.

                    4.19 Records. The books of account, minute books, stock certificate books and stock transfer ledgers of each of Sellers are complete and correct in all material respects, and there have been no transactions involving the business of any of Sellers which properly should have been set forth therein and which have not been accurately so set forth.

                    4.20 Investment. (a) Trust will receive the RAPI Shares pursuant to this Agreement with the intent of holding the same for investment and with no intention of distributing or reselling the same or any part thereof, or interest therein, understand that the issuance of the RAPI Shares. The sale of the RAPI Shares pursuant to this Agreement is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act, and pursuant to various exemptions from registration or qualification under the securities or blue sky laws of various states.

                         (b) The Selling Parties acknowledge that RAPI has made available to them all documents and information relating to RAPI and an investment in shares of RAPI Common Stock requested by or on behalf of the Selling Parties. In evaluating the suitability of an investment in shares of RAPI Common Stock, the Selling Parties have not relied upon any representation or other information (whether oral or written) made by or on behalf of RAPI, other than the representations and warranties expressly set forth in this Agreement. Each of the Selling Parties is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions contemplated by this Agreement and investment in shares of RAPI Common Stock.

                    4.21  Disclosure.  No representation or warranty by any
          of the Selling Parties contained in this Agreement nor any written statement or certificate furnished or to be furnished by or on behalf of any of the Selling Parties to Buyer or its representatives pursuant to or in connection with this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained, under the circumstances under which made, not misleading or necessary in order to provide a prospective purchaser of the Purchased Assets and the Business with adequate information as to each of Sellers, the Business, the Properties and the Purchased Assets, it being understood that Sellers have made certain disclosures in Schedule
          4.21 of the Disclosure Schedule. The representations and warranties contained in this Agreement or any document delivered in connection with this Agreement shall not be affected or deemed waived by reason of the fact that RAPI or Buyer and/or any of its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.


                                      ARTICLE 5

                   Representations and Warranties of Buyer and RAPI

                    Buyer and RAPI jointly and severally represent and warrant that:

                    5.1 Organization and Standing. Each of Buyer and RAPI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

                    5.2 Authority of Buyer. The execution, delivery and performance of this Agreement and the agreements and instruments of Buyer and RAPI executed and delivered by them pursuant hereto (the "Buyer Documents") and the consummation of the transactions contemplated hereby shall have been duly authorized by all necessary corporate action on the part of Buyer and RAPI at or prior to the Closing; this Agreement has been duly executed by a duly authorized officer of Buyer and RAPI; and this Agreement constitutes, and the Buyer Documents, when executed and delivered by the parties thereto, shall constitute, the legal, valid and binding obligations of such of Buyer and RAPI which is a party thereto.

                    5.3  Compliance; Consents; Approvals.

                         Assuming the accuracy of the representations set forth in Section 4.4 hereof, and except as indicated in Schedule
          5.3 of the Disclosure Schedule:

                         (a) The execution, delivery and performance by Buyer and RAPI of this Agreement and the Buyer Documents, and the consummation of the transactions contemplated hereby and thereby, by Buyer and RAPI, will not (i) conflict with or violate any provision of the certificate of incorporation or by-laws of Buyer or RAPI, (ii) with or without the giving of notice or the passage of time, or both, result in a breach of, or violate, or be in conflict with, or constitute a default under, or permit the termination of, or cause or permit acceleration under, any material agreement, instrument, debt or obligation (other than the Assigned Leases and the Contracts) to which Buyer or RAPI is a party or by which it is bound, (iii) require the consent of any party to any material agreement or commitment (other than the Assigned Leases and the Contracts) to which Buyer or RAPI is a party any of them is subject or bound, or (iv) violate any material law, rule or regulation or any order, judgment, decree or award of any court, governmental authority or arbitrator to or by which Buyer or RAPI is subject or bound.

                         (b)  Except for  compliance with the H-S-R Act and
          any applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and compliance with any applicable State's securities or blue sky laws, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any other third party (other than parties to any of the Assigned Leases or the Contracts) is required to be obtained or made by RAPI or Buyer in connection with the execution, delivery and performance by RAPI or Buyer of this Agreement and the Buyer Documents, or the consummation of the transactions contemplated hereby and thereby.

                    5.4  Financial  Statements.  Except  as   indicated  in
          Schedule 5.4 of the Disclosure Schedule: (i) the audited consolidated financial statements of RAPI and its subsidiaries as at and for the fiscal year ended December 31, 1994 and the notes thereto, which appeared in the Annual Report on Form lO-K of RAPI for the fiscal year ended December 31, 1994, were prepared in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods covered thereby and fairly present, in all material respects, the consolidated financial position of RAPI and its subsidiaries as at the dates thereof and the consolidated results of their operations for the periods then ended; and (ii) the unaudited consolidated financial statements of RAPI and its subsidiaries as at and for the three-month period ended March 31, 1995, which appeared in the Quarterly Report on Form lO-Q of RAPI for the quarter ended March 31, 1995, were prepared in accordance with generally accepted accounting principles (except for the exclusion of notes to said financial statements) consistently applied and maintained throughout the periods covered thereby and fairly present, in all material respects, the consolidated financial position of RAPI and its subsidiaries as at the dates thereof and the consolidated results of their operations for the period then ended, subject to year-end audit adjustments which in the opinion of management thereof will consist solely of normal recurring adjustments.

                    5.5 Validity of RAPI Shares; Authorized RAPI Shares. The shares of RAPI Common Stock to be issued pursuant to this Agreement shall, at the Closing, have been duly authorized by all necessary corporate action of RAPI and, when issued and delivered to Trust as provided by this Agreement, will be validly issued, fully paid and nonassessable.

                    5.6 Changes. Except as set forth in Schedule 5.6 of the Disclosure Schedule, there has been no material adverse change in the consolidated condition (financial or otherwise), prospects, or consolidated results of operations of RAPI and its subsidiaries taken as a whole since March 31, 1995.

                    5.7 Litigation. Except as indicated in Schedule 5.7 of the Disclosure Schedule, there is no action, suit, proceeding or arbitration pending, or the knowledge of RAPI or Buyer threatened, against RAPI or Buyer, nor is RAPI or Buyer subject to any order, writ, injunction, award or decree of any court, arbitrator or governmental agency or instrumentality, which is reasonably expected to have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of or on RAPI and its subsidiaries taken as a whole.

                    5.8 Undisclosed Liabilities. Except as and to the extent reflected or reserved against on the consolidated balance sheet of RAPI and its subsidiaries as at March 31, 1995 (the "RAPI Balance Sheet Date") (including the notes thereto) or in the notes to the consolidated balance sheet of RAPI and its subsidiaries as at December 31, 1994, or as indicated in Schedule
          5.8 of the Disclosure Schedule, RAPI and its subsidiaries had no debts, liabilities or obligations as of the RAPI Balance Sheet Date of the type required, in accordance with generally accepted accounting principles, to be set forth on a consolidated balance sheet thereof as at the RAPI Balance Sheet Date which were not so set forth and which are reasonably expected to have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of or on RAPI and its subsidiaries taken as a whole.

                    5.9 SEC Filings. Since January 1, 1995, RAPI has filed with the Securities and Exchange Commission (the "SEC") all reports and proxy statements required to be filed by RAPI under the Exchange Act and the rules and regulations promulgated thereunder (other than reports or proxy statements as to which the required filing date has not yet passed), and, to the knowledge of RAPI's senior management, such reports and proxy statements as of the respective dates thereof did not contain an untrue statement of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein not misleading in a material respect at the time when and in light of the circumstances under which they were made.



                                      ARTICLE 6

                                  Further Agreements

                    6.1  Securities  Act Compliance. The RAPI Shares issued
          pursuant to this Agreement shall not be transferable except upon the conditions specified in this Article 6, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of any such RAPI Shares. The Selling Parties will cause any proposed transferee of the RAPI Shares, other than a transferee who purchases pursuant to an effective registration statement satisfying the requirements of the Securities Act or in an open market sale pursuant to Rule 144 under the Securities Act, to agree to take and hold such RAPI Shares subject to the provisions and upon the conditions specified in this Article 6.

                    6.2 Legends. Each certificate for shares of RAPI Common Stock delivered pursuant to this Agreement or to a subsequent transferee shall (unless otherwise permitted by the provisions of this Article 6) include a legend in substantially the following form:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER.

               BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE AGREES TO COMPLY IN ALL RESPECTS WITH THE PROVISIONS OF
               ARTICLE 6 OF THE AGREEMENT OF PURCHASE AND SALE OF ASSETS, DATED AS OF JUNE , 1995, IN RELATION TO WHICH THESE SHARES WERE ISSUED. COPIES OF SUCH ARTICLE 6 MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

                    6.3  Proposed Transfers. The  Selling Parties (and  any
          transferee(s) thereof) shall comply with the provisions of this Section. Prior to any proposed sale, transfer or other disposition of RAPI Common Stock issued pursuant to this Agreement (other than a sale, transfer or other disposition permitted under and made pursuant to Rule 144(k) under the Securities Act or after the restrictive legend referred to in
          Section 6.2 hereof shall have been removed from the certificate representing such shares to be so sold, transferred or disposed
          of), the registered holder thereof shall give written notice to RAPI of such holder's intention to effect such sale, transfer or other disposition. Each such notice shall describe the manner and circumstances of the proposed sale, transfer or other disposition in reasonable detail, and shall be accompanied by, and, in connection with any such sale, transfer or other disposition of such RAPI Common Stock, the holder thereof shall deliver to RAPI, either (i) an opinion of counsel, and in form and substance, reasonably acceptable to RAPI, addressed to RAPI, to the effect that the proposed sale, transfer or other disposition of such RAPI Common Stock may be effected without registration under and pursuant to an exemption from the registration requirements of the Securities Act (and specifying such exemption as shall be applicable), other than an exemption afforded by Regulation S under the Securities Act (or any successor to Regulation S), or
          (ii) a "no action" letter, in form and substance reasonably acceptable to RAPI, from the SEC to the effect that such sale, transfer or other disposition of such RAPI Common Stock without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon such holder of such RAPI Common Stock shall be entitled to transfer such RAPI Common Stock (in accordance with the terms of the notice delivered by such Holder to RAPI, if such notice so required as aforesaid), subject, however, to any other agreement with or for the benefit of RAPI as shall apply to the sale, transfer, or other disposition of RAPI Common Stock.

                    6.4 Removal of Legend. After the third anniversary of the Closing, if the registered holder of shares of RAPI Common Stock issued pursuant to this Agreement shall so request (and provided such holder could not be considered an affiliate of
          RAPI), which request shall be accompanied by an opinion of counsel, and in form and substance, acceptable to RAPI to the effect that the legend referred to in Section 6.2 hereof may be removed from the certificate representing such shares and that such removal is not inconsistent with the requirements of the Securities Act and the rules and regulations thereunder, then RAPI shall remove such legend from such certificate.


                                      ARTICLE 7

                       Certain Covenants of the Selling Parties

                    7.1 Conduct of Business. During the period from the date of this Agreement to and including the Closing Date, the Selling Parties shall cause the operations and business of Sellers to be conducted in the ordinary and usual course of business and consistent with past practices. Without limiting the foregoing, prior to the Closing, the Selling Parties will not, without the prior written consent of Buyer, permit any Seller to:

                         (a) dissolve, liquidate, merge or consolidate or sell or otherwise dispose of all or any substantial portion of its assets or obligate itself to do so;

                         (b) sell, transfer, lease or otherwise dispose of any assets or properties, other than inventory in the ordinary course of business on standard terms, conditions and operating procedures customarily used by Sellers;

                         (c) amend, modify, change, alter, terminate, rescind or waive any rights or benefits under any contract, agreement or commitment required to be listed, or enter into any contract, agreement or commitment which, if in existence as of the date of this Agreement would have been required to be listed, under Schedule 4.9 hereto;

                         (d) fail to maintain the Purchased Assets in good repair and condition, reasonable and ordinary wear and tear excepted; or cancel or fail to renew any of the current insurance policies or any of the coverage thereunder maintained for the protection of any of Sellers, the Properties, the Business or any of the Purchased Assets; or

                         (e) perform, take any action or incur or permit to exist any of the acts, transactions, events or occurrences of the type described in clauses (i), (ii), (iii), (vi), (vii),
          (viii), (ix), (xi), (xiii) or (xiv) of Section 4.10 hereof which would have been inconsistent with the representations and warranties set forth in Section 4.10 hereof had the same occurred after the Balance Sheet Date and prior to the date hereof.

                    7.2 Changes in Information. During the period from the date of this Agreement to the Closing Date, the Selling Parties shall give Buyer prompt written notice of any change in, or any of the information contained in, the representations and warranties made in or pursuant to this Agreement or of any event or circumstance which, if it had occurred on or prior to the date hereof, would cause any of such representations or warranties not to be true and correct in any material respect.

                    7.3 Access to Information. During the period from the date of this Agreement to the Closing Date, Buyer and its counsel, accountants and other representatives shall be given full access during normal business hours to all of the facilities, properties, books, tax returns and records of each of Sellers relating to or constituting any part of the Purchased Assets or the Business and all personnel of each of Sellers and they shall be furnished with such documents and information with respect to the affairs of each of Sellers as may from time to time reasonably be requested. Prior to the Closing, Buyer will hold in confidence all confidential or proprietary information so obtained from the Selling Parties, except for such disclosure as may be required under applicable laws, regulation or order. The confidentiality letter from RAPI to Company (the "Confidentiality Letter") shall be deemed modified in the following respects:

                         (a) Buyer and RAPI and their respective employees, representatives and agents shall be entitled after consultation with Sellers' management to communicate with vendors, customers and others having business relations with any of Sellers regarding the transactions contemplated by this Agreement as believed by Buyer or RAPI in good faith to be appropriate in order to facilitate such transactions and its rights under this Agreement.

                         (b) Buyer and RAPI shall be entitled to make such public announcements, issue such press releases and file such documents as they shall in good faith deem appropriate in order to comply with applicable securities law and self-regulatory body imposed obligations. Prior to the Closing, RAPI shall consult with Company regarding the proposed text of the foregoing.

                         (c) Upon the Closing the Confidentiality Letter and the obligations thereunder shall terminate and be of no force or effect.

                         (d) If the Closing shall not occur, Buyer and RAPI shall continue to maintain the confidentiality of Information (as defined in the Confidentiality Letter) which is not then in the public domain (except as otherwise therein provided), but, notwithstanding the Confidentiality Letter, Buyer and RAPI shall not be obligated to return documents or to destroy any analyses or other documents prepared by them or their employees, agents or representatives, and Buyer and RAPI shall be entitled to use Information in connection with any dispute which may arise out of this Agreement or the termination thereof. If within one year after the termination of this Agreement there is no such dispute, Buyer and RAPI will use their best efforts to destroy or return such documents.

                    7.4 Preservation of Business. During the period from the date of this Agreement to the Closing Date, the Selling Parties shall use their best efforts to preserve intact the goodwill of Sellers, the relationships of Sellers with customers, suppliers, contracting parties, governmental authorities and others having business relations with it.

                    7.5 Environmental Notices. In the event that, on or prior to the Closing, any of the Selling Parties receives any notice or advice from any governmental agency or authority or any other source whatsoever with respect to a Hazardous Discharge or presence of a Hazardous Substance, they shall immediately notify Buyer and furnish to Buyer a copy of all such notices, correspondence and other documentation. If required to do so by any governmental agency or authority, the Selling Parties shall conduct and complete all investigations, studies, sampling, and testing, and, if reasonable under the circumstances, take all remedial actions necessary to clean up and remove all Hazardous Substances from the Properties in accordance with all applicable federal, state and local laws, ordinances, rules and regulations.

                    7.6 Employees. (a) Buyer will offer employment promptly after Closing to those employees of Sellers who are currently active employees of Sellers in the Business and who remain active employees in the Business at the Closing (the "Designated Employees"). Notwithstanding any offer or determination to so employ any employee, Buyer shall not be obligated to maintain any employee for any specific length of time after the Closing Date and all such employees shall be employees at will.

                         (b) Sellers shall promptly pay all amounts due and payable to, or accrued in respect of, its employees in the nature of wages, salary, insurance and other benefits (other than accrued vacation and sick pay and unearned bonuses), and shall pay all withholding tax and similar obligations in each case with respect to all employees of each of Sellers and all periods ending on or prior to the Closing Date.

                         (c) The Selling Parties shall indemnify and hold harmless Buyer from all claims, liabilities, damages, costs and expenses suffered or incurred in respect of or resulting from (i) any and all claims for life insurance, disability and medical benefits based on occurrences before the Closing Date (including claims for continuing treatment with respect to any accident or illness for which coverage was so provided), whether such claims are asserted before, on or after the Closing Date, (ii) any and all other welfare and fringe benefits claims based on occurrences before the Closing Date, whether such claims are asserted before, on or after the Closing Date, (iii) any and all life insurance, disability, medical or other welfare and fringe benefits claims of any individual (or his or her covered dependents) who retired from any of Sellers on or before the Closing Date or who died before the Closing Date, and/or claims based on any denial of or failure to provide coverage or benefits under any of the Welfare Plans prior to the Closing, regardless in each case of whether such claim is asserted before, on or after the Closing Date.

                         (d) Nothing in this Section 7.6 or elsewhere in this Agreement, express or implied, shall be construed to confer any rights or remedies on any employee (whether or not a Designated Employee).

                    7.7 Change of Corporate Name. Effective on the Closing Date, Sellers shall change their corporate and trust names to such names as shall have no resemblance to any of the names listed on Schedule 7.7 of the Disclosure Schedule. The Selling Parties consent, from and after the Closing Date, to the use by Buyer of such listed names and/or any derivatives thereof and from and after the Closing Date shall execute and deliver to Buyer or such federal, state and local authorities as Buyer shall specify, such instruments as Buyer shall reasonably request from time to time consenting to the filing by Buyer or its affiliates of one or more certificates of incorporation and/or assumed or business names or similar certificates and/or applications as to the use or registration of assumed or business names pertaining to one or more of such names and/or derivatives thereof.

                    7.8  Brokerage or Finder's  Fee.  Buyer represents  and
          warrants to the Selling Parties, and the Selling Parties represent and warrant to Buyer, that no person is entitled to any brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement as a result of any action taken by the representing party or any of the affiliates, officers, directors or employees thereof.

                    7.9 Profit Sharing Plan. Prior to July 1, 1995, Sellers shall take all actions necessary to amend the Beacon Auto Parts Company Profit Sharing and 401(k) Plan to eliminate all rights and provisions pertaining to employee salary deferral contributions pursuant to Section 401(k) of the Code.


                                      ARTICLE 8

                                  Further Agreements

                    8.1 Sales and Other Taxes. Buyer shall pay all sales taxes applicable to the transfer of title by Trust to Buyer of the Purchased Assets. The foregoing shall not apply to, and Sellers shall pay, all taxes relating to or arising out of any transfer of assets or properties to Trust and all income and other taxes applicable to or computed on the basis of any gain(s) or profit(s) arising from any of the transactions contemplated by this Agreement. Buyer and Sellers will cooperate to prepare and file with the proper public officials, as and to the extent necessary, all appropriate sales tax exemption certificates or similar instruments as may be necessary to avoid the imposition of sales taxes on the transfer of Purchased Assets pursuant hereto.

                    8.2 No Shop. The Selling Parties agree that from after the date hereof and until the Closing (but in the event one or more conditions to the obligations of the Selling Parties pursuant to Section 3.6 shall not be satisfied, then until August 31, 1995), none of the Selling Parties will sell, transfer or otherwise dispose of any capital stock or assets (except for dispositions of assets in the ordinary course of business as expressly permitted elsewhere in this Agreement) of any of Sellers (or any rights in any such stock or assets), and none of the Selling Parties will respond to inquiries or proposals, or enter into or pursue any discussions, or enter into any agreements (oral or written), with respect to, the issuance, sale or purchase of any capital stock of or beneficial interests in any of Sellers, any security convertible into or exchangeable for such stock or interests, or any option or warrant with respect to such stock or interests, or the merger, consolidation, sale, lease or other disposition of all or any portion of the assets or business of any of Sellers. The provisions of this Section 8.2 shall not be deemed to limit or negate any other obligations of the Selling Parties under this Agreement.

                    8.3 Final Financial Statements. The Selling Parties shall cause to be prepared and deliver to Buyer within forty-five
          (45) days after the Closing, financial statements of Sellers for the period from the end of the period for which financial statements of Sellers shall previously have been delivered to Buyer pursuant to this Agreement until the Closing Date (the "Final Financial Statements"). The Final Financial Statements shall be prepared in a manner consistent with the Financial Statements and in accordance with generally accepted accounting principles, but need not be audited. From and after the Closing, the Selling Parties shall also provide to Buyer access to such financial books, records and workpapers as Buyer may reasonably request to assist it in its review and analysis of the Final Financial Statements.

                    8.4 Post-Closing Environmental Notices. From and after the Closing, Buyer shall furnish the Selling Parties, and Selling Parties shall furnish Buyer, with copies of all notices, correspondence or other documentation which any of them shall receive from any governmental agency or authority regarding Hazardous Discharges or the presence of Hazardous Substances, at or about any of the Properties and which relate to any period, or any activity of any of Sellers, prior to the Closing.

                    8.5 Post-Closing Benefits. Buyer and RAPI shall indemnify and hold harmless Sellers from all liabilities, damages, costs and expenses suffered or incurred by Sellers, in respect of or resulting from any and all claims by those employees of Sellers who as of the Closing become employees of Buyer, for life insurance, disability and medical benefits under Buyer's plans based on occurrences after the Closing Date (other than claims for continuing treatment with respect to any accident or illness for which coverage was provided or should have been provided under applicable law by any of Sellers prior to the Closing and other than matters for which Buyer and RAPI are entitled to indemnification under Section 7.6 hereof).

                                      ARTICLE 9

                                   Indemnification

                    9.1  Obligation  to Indemnify.    (a)   Buyer and  RAPI
          hereby jointly and severally agree to indemnify and hold harmless Sellers and Sellers' trustees, officers and directors (collectively the "Seller Indemnitees") from and against, and shall on demand reimburse the Seller Indemnitees for:

                                (i)   any failure  by Buyer to  comply with
          the Liabilities Undertaking;

                               (ii)  any and all loss, liability, damage or
          deficiency suffered or incurred by any of the Seller Indemnitees by reason of any misrepresentation or breach of warranty by Buyer or RAPI under this Agreement or any exhibit, certificate, document or instrument executed by Buyer or RAPI and delivered to Sellers pursuant to or in connection with this Agreement, or the nonfulfillment of any covenant, agreement or obligation set forth in this Agreement required to be performed or complied with by Buyer or RAPI; and

                              (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to any of the foregoing, or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 9.1(a).

                         (b) The Selling Parties hereby jointly and severally agree to indemnify and hold harmless Buyer from, against and in respect of, and shall on demand reimburse Buyer, RAPI and their respect officers and directors (collectively the "Buyer Indemnitees") for:

                                (i)  any and all loss, liability, damage or
          deficiency suffered or incurred by any of the Buyer Indemnitees by reason of any misrepresentation breach of warranty by any of the Selling Parties under this Agreement or any exhibit, certificate, document or instrument executed by any of the Selling Parties and delivered to Buyer or RAPI pursuant to or in connection with this Agreement, or the nonfulfillment of any covenant, agreement or obligation set forth in this Agreement required to be performed or complied with by any of the Selling Parties;

                               (ii)  any and  all loss, liability or damage
          suffered or incurred by any of the Buyer Indemnitees in respect of or in connection with any and all debts, liabilities and obligations of, and any and all violations of laws, rules, regulations, codes or orders by any of Sellers, direct or indirect, fixed, contingent, legal, statutory, contractual or otherwise, which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, due or payable, except to the extent specifically assumed by Buyer pursuant to the Liabilities Undertaking;

                               (iii)   any and all loss, liability, damage,
          cost or expense suffered or incurred by any of the Buyer Indemnitees based on or arising from (A) the presence of any Hazardous Substance on any of the Properties or any Hazardous Discharge on or prior to the Closing Date, and/or any Environmental Complaint, and/or the failure to obtain any license or permit required in connection with any Hazardous Substance or Hazardous Discharge or the retention, disposal, treatment or use thereof, and/or arising out of any noncompliance with any environmental, health or safety law, ordinance, rule or regulation (each, an "Environmental Requirement"), in each case, based on or arising from any act, transaction, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any Hazardous Discharge, the presence, use, disposal or treatment of a Hazardous Substance, or noncompliance with any Environmental Requirement, on or prior to the Closing Date, and/or (C) any Environmental Complaint and/or any demand of any government agency or authority prior to, on or after the Closing Date which is based upon or in any way related to any Hazardous Discharge, the presence, use, disposal or treatment of a Hazardous Substance, and/or noncompliance with any Environmental Requirement on or prior to the Closing Date, and including, without limitation and in each such case under this clause (iii), the reasonable costs and expenses of all remedial action and clean-up, attorney and consultant fees, investigation, sampling and laboratory fees, court costs and litigation expense and costs arising out of emergency or temporary assistance or action undertaken by or as required by any regulatory body in connection with any of the foregoing;

                                (iv)   any and all Taxes  which are payable
          by any of Sellers, or which arise out of the operations of any of Sellers on or prior to the Closing Date and/or the transaction contemplated by this Agreement, except to the extent specifically assumed by Buyer pursuant to the Liabilities Undertaking;

                               (v)   any and all  loss, liability,  damage,
          cost or expense suffered or incurred by any of the Buyer Indemnitees by reason of noncompliance with the provisions of any bulk transfer law of any jurisdiction in connection with any of the transactions contemplated by this Agreement, except to the extent of liabilities specifically assumed by Buyer pursuant to the Liabilities Undertaking;

                              (vi) any and all loss, liability, damage, cost or expense suffered or incurred by any of the Buyer Indemnitees by reason of or in connection with any transfer or assignment of any assets, properties, leases, contracts, rights or franchises, including without limitation any of the Purchased Assets, from Company to Trust, and/or any Taxes or other liabilities or obligations relating thereto or arising therefrom; and

                              (vii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 9.1(b).

                    9.2  Survival and Other Matters.

                         (a)  Each  representation,   warranty,  indemnity,
          covenant and agreement made by any of the Selling Parties in this Agreement or in any agreement, certificate or instrument delivered by or on behalf of any of the Selling Parties to Buyer pursuant to or in connection with this Agreement, are, and shall be deemed, joint and several representations, warranties, indemnities and covenants of each of the Selling Parties. Each representation, warranty, indemnity, covenant and agreement of each of the parties hereto shall survive the Closing; provided, however, that no party shall be entitled to assert claims against any other for misrepresentations or breach of warranty under or pursuant to this Agreement unless the party asserting such claim shall notify the other in writing of such claim within three (3) years after the Closing Date; provided, however that the foregoing limitations on the survival of representations and warranties shall not apply to any of the representations and warranties in or pursuant to Section 4.3, 4.6(a), 4.13 or 4.16 hereof. Notwithstanding the foregoing, in no event shall the Selling Parties on the one hand, or Buyer and RAPI on the other hand, have any liabilities under or pursuant to this Agreement for any misrepresentations or breaches of warranties hereunder until such liabilities shall exceed in the aggregate $125,000, at which time such indemnifying party shall be fully liable for $62,500 of such first $125,000 of liabilities and for all liabilities in excess of such first $125,000 of liabilities.

                         (b) With respect to the indemnification obligations of the Selling Parties under Section 9.1(b)(iii) hereof, the following provisions shall apply: (i) the Selling
          Parties shall not be liable for costs or expenses of investigation voluntarily incurred by Buyer or RAPI in the absence of an actual Environmental Complaint; (ii) Buyer and RAPI will act reasonably under the circumstances and will consult with the Selling Parties regarding investigations and remedial actions which they propose to take; and (iii) the Selling Parties shall not be responsible under said Section 9.1(b)(iii) for voluntary remedial actions taken by Buyer or RAPI which are neither required in order to comply with an applicable Environmental Requirement nor in reasonable response to an Environmental Complaint.

                    9.3  Covered Proceedings.

                         (a) If any action or proceeding be commenced by a third party against a party entitled to indemnification under this Article 9 (an "Indemnitee") in respect of which the Indemnitee proposes to hold the parties obligated to provide such indemnification with respect thereto (the "Indemnitors") liable under the provisions of this Article 9 (a "Covered Proceeding"), the Indemnitee shall give the Indemnitor prompt written notice of such Covered Proceeding and copies of all pleadings filed relating thereto within twenty (20) days after the Indemnitee's receipt thereof.

                         (b) If the Indemnitors shall, at their option, elect by prompt written notice to each Indemnitee to contest or defend any such Covered Proceeding, the Indemnitors shall, subject to the provisions of this Section 9.3, be entitled, at their sole cost and expense, to contest or defend the same with counsel of their own choosing, but reasonably satisfactory to the Indemnitee, and in such event the Indemnitee shall not settle, compromise, pay or discharge the same without the prior written consent of the Indemnitor (which consent shall, however, not be unreasonably withheld or delayed), so long as the Indemnitors is actively contesting or defending the same in good faith.

                         (c) Notwithstanding the foregoing provisions of this Section 9.3, if:

                                   (A)  the  Covered  Proceeding  does  not
          seek only monetary damages, but seeks any injunction or other equitable relief against any Buyer Indemnitee; or

                                   (B)  the Covered Proceeding involves any
          matter,  cause  of action  or claim  covered  by clause  (iii) of
          Section 9.1(b) hereof in which any governmental or regulatory authority, agency or body of any other person or entity seeks or may seek remediation or other action which would adversely affect any business or operations of any Indemnitee (an "Environmental Proceeding"); then, Buyer or RAPI shall be entitled to elect not to contest, and shall be entitled to settle and discharge, any claim arising thereunder; provided that if RAPI or Buyer shall elect not to contest or to settle or discharge any such particular claim,the indemnity obligation of the Selling Parties with respect thereto shall be limited to that portion ofthe liability arising from the election of RAPI or Buyer not to contest or to settle and discharge the same (without the consent of the Selling Parties) which is reasonable after taking into account the substantive merits of the position taken by the Selling Parties in opposing such claim, as compared to the risks of litigation or other opposition.

                         (d)  Notwithstanding  anything   to  the  contrary
          contained in this Section 9.3:

                              (i)  Even if the Indemnitee fails to give the
          Indemnitors timely notice of a Covered Proceeding or otherwise defaults in its obligations under this Section 9.3, the
          Indemnitors' sole remedy for such default shall be to offset against the indemnification liability otherwise payable by the Indemnitors to the Indemnitee the amount of damages actually suffered by the Indemnitors as a result of such default.

                              (ii) The Indemnitors shall not have any right to defend, or control the settlement of, any Covered Proceeding if (A) the Indemnitors do not unconditionally acknowledge in writing, within a reasonable period of time after the Indemnitee gives notice of the Covered Proceeding, that the Indemnitors are jointly and severally obligated to indemnify the Indemnitee in full with respect to the Covered Proceeding as provided in
          Section 9.1 hereof or (B) any of the Indemnitors is then in default in any of its material obligations under this Agreement.


                              (iii)   In  the event  the Indemnitors  elect
          (and are entitled as provided herein) to defend a Covered Proceeding, the Indemnitee shall be entitled to participate in the defense thereof with its own separate counsel and receive copies of all pleadings and other papers in connection therewith. In such event, the fees and expenses of such Indemnitee's counsel shall, except as otherwise provided in this Section 9.3, be borne by the Indemnitee, unless the Indemnitee shall have reasonably determined that there may be one or more defenses available to it which are different from or in addition to those available to the Indemnitors or that the Covered Proceeding also involves or could have an effect upon matters beyond the scope of the indemnification obligations set forth in this Agreement. In the event of any such determination, the Indemnitors shall, to the extent made necessary by any such other defense or such effect, not have the right to direct the defense thereof, but in such latter case, only that portion of the fees and expenses of such Indemnitee's counsel reasonably related to matters covered by the indemnification obligations under this Agreement shall be borne by the Indemnitor.

                              (iv) If the Indemnitors do not (or are not entitled to) elect to contest or defend a Covered Proceeding, or after so electing does not actively contest and defend the same in good faith, and in conformity with the requirements of this
          Section 9.3, the Indemnitee shall be entitled to contest, defend and/or settle such Covered Proceeding on such terms and with such counsel as the Indemnitee deems appropriate, and at the sole cost and expense of the Indemnitors.

                              (v) The Indemnitors will in any event be entitled to control the settlement of a Covered Proceeding (subject to the requirements and limitations of this Section 9.3) only if (A) the terms of such settlement require no more than the payment of money (i.e., such settlement does not require the Indemnitee to admit any wrongdoing or take or refrain from taking any action), (B) the full amount of such monetary settlement will be paid by the Indemnitors, and (C) the Indemnitee receives as part of such settlement a legally binding and enforceable unconditional satisfaction and/or release, in form and substance reasonably satisfactory to the Indemnitee, providing that the Covered Proceeding and any claimed liability or obligation of the Indemnitee with respect thereto is being fully satisfied by reason of such settlement and that the Indemnitee is being released from any and all obligations or liabilities it may have with respect thereto.

                    9.4 Offsets. Without limiting its other rights and remedies, Buyer or RAPI shall have the right to set off the amount of any claims asserted by Buyer or RAPI in good faith that it is entitled to (i) an adjustment to the Agreement Amount in accordance with Schedule 2.1 hereof, or (ii) a deduction or setoff in respect of any obligation under Section 9.1(b) or otherwise under this Agreement, against amounts payable by it under the Note (as defined in Schedule 2.1 hereto), in each case at the option of Buyer or RAPI up to an aggregate of $750,000. No such setoff shall constitute a default under this Agreement or under any other agreement or instrument, or otherwise, it being agreed that Buyer and RAPI shall have a period of ten (10) days after the final and binding resolution of all good faith claims and/or disputes relating to such non-payment to pay the amounts determined as a result of such resolution to be due and payable. If it shall be determined that Buyer or RAPI improperly (despite Buyer's or RAPI's good faith belief that such setoff was proper) withheld any payment by reason of this Section, such amount shall bear interest at the rate of ten percent (10%) per annum from the date such amount was due. The foregoing rights of setoff shall not apply to amounts payable to Sellers under the Noncompetition Undertaking or the New Leases. The remedies provided for in this Agreement are not exclusive and shall be in addition to any other remedies that Buyer or RAPI may have at law, in equity or otherwise.

                    9.5 Prevailing Party. In the event that any party (the "Defaulting Party") defaults in his or its obligations under this Agreement and, as a result thereof, any other party (the "Non-Defaulting Party") seeks to legally enforce its rights hereunder against the Defaulting Party, then, in addition to all damages and other remedies to which the Non-Defaulting Party is entitled by reason of such default, the Defaulting Party shall promptly pay to the Non-Defaulting Party an amount equal to all reasonable attorneys' fees paid or incurred by the Non-Defaulting Party in connection with such enforcement.


                                      ARTICLE 10

                                     TERMINATION

                    10.1 Right  of   Termination  Without  Breach.     This
          Agreement may be terminated without further liability of any party at any time prior to the Closing:

                         (a) By mutual written agreement of the Buyer and the Sellers; or

                         (b) By either Buyer or the Selling Parties, as the case may be, if the Closing shall not have occurred on or before August 31, 1995, provided that such terminating party or parties (i) have not, through breach or violation of a representation, warranty or covenant or any other provision of this Agreement, prevented the Closing from occurring on or before such date and (ii) is (are) not in violation or breach of any of the agreements, representations, warranties or covenants of this Agreement and has (have) not refused to permit the Closing to proceed.

                    10.2 Termination for Breach.

                         (a) If (i) there has been a material violation or material breach by any of the Selling Parties of any agreements, representations or warranties contained in this Agreement which is then continuing and has not been waived in writing by Buyer, or (ii) there has been a failure of satisfaction of a condition to the obligations of Buyer which has not been so waived, or
          (iii) the Selling Parties shall have attempted to terminate this Agreement under this Article 10 or otherwise without grounds under this Article 10 to do so, then Buyer, at its option, may by written notice to Sellers, at any time prior to the Closing, that such violation, breach, failure or wrongful termination attempt is continuing, terminate this Agreement with the effect set forth in Section 10.3 below.

                         (b) If (i) there has been a material violation or breach by Buyer or RAPI of any agreements, representations or warranties contained in this Agreement which is then continuing and has not been waived in writing by Sellers, or (ii) there has been a failure of satisfaction of a condition to the obligations of Sellers which has not been so waived, or (iii) Buyer shall have attempted to terminate this Agreement under this Article 10 or otherwise without grounds under this Article 10 to do so, then Sellers, at their option, may, by written notice to Buyer, at any time prior to the Closing, that such violation, breach, failure or wrongful termination attempt is continuing, terminate this Agreement with the effect set forth in Section 10.3 below.

                    10.3 Effect of Termination. Termination of this Agreement pursuant to Section 10.2 hereof shall not in any way terminate, limit or restrict the rights and remedies of any party hereto against any other party and the remedy of termination under this Article 10 is cumulative with any and all other rights and remedies which any party may have, whether under this Agreement (including without limitation Section 11.1 hereof) or otherwise.


                                      ARTICLE 11

                                    Miscellaneous

                    11.1 Specific Performance. The Selling Parties agree that the Purchased Assets include unique property that cannot be readily obtained on the open market and that Buyer and RAPI will be irreparably injured if this Agreement is not specifically enforced. Therefore, Buyer and RAPI shall have the right specifically to enforce the performance of the Selling Parties under this Agreement without the necessity of posting any bond or other security, and the Selling Parties hereby waive the defense in any such suit that Buyer or RAPI has an adequate remedy at law and agree not to interpose any opposition, legal or otherwise, as to the propriety of specific performance as a remedy. The remedy of specifically enforcing any or all of the provisions of this Agreement in accordance with this Section 11.1 shall not be exclusive of any other rights which Buyer or RAPI may have to terminate this Agreement, or of any other rights or remedies which Buyer or RAPI may otherwise have under this Agreement or otherwise, all of which rights and remedies shall be cumulative.

                    11.2 Binding Agreement; Assignment. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, legal representatives, successors and assigns. Prior to the Closing, this Agreement shall not be assignable by any party hereto other than to one or more subsidiaries of RAPI. No assignment shall relieve the Assignor of any of its obligations under this Agreement.

                    11.3 Law To Govern.   This Agreement shall be construed
          and enforced in accordance with the internal laws of the State of Pennsylvania, without regard to principles of conflict of laws.

                    11.4 Notices. All notices shall be in writing and shall be deemed to have been duly given to a party hereto if delivered personally, then on the date of such delivery, or on the fifth day after being deposited in the mail if mailed via registered or certified mail, return receipt requested, postage prepaid, or on the next business day after being sent by recognized national overnight courier services, in each case, to such party, at the following respective addresses:

                         if to the Selling Parties, to:

                         Mr. Fred J. Pisciotta
                         6013 Enterprise Drive
                         Export, Pennsylvania 15632

                         with a copy to:

                         Cohen & Grigsby, P.C.
                         2900 CNG Tower
                         625 Liberty Avenue
                         Pittsburgh, PA 15222
                         Attention:     Mark I. Baseman, Esq.

                         if to Buyer or RAPI, to:

                         c/o Republic Automotive Parts Inc.
                         500 Wilson Pike Circle, Suite 115
                         Post Office Box 2088
                         Brentwood, Tennessee 37024
                         Attention:  Keith M. Thompson, President

                         with a copy to:

                         Berner & Berner, P.C.
                         515 Madison Avenue
                         20th Floor
                         New York, New York  10022

          or to such other address as any such party may designate in writing in accordance with this Section 11.4.

                    11.5 Fees and Expenses.   Except as expressly set forth
          in this Agreement, each of the parties shall pay its own fees and expenses with respect to the transactions contemplated hereby.

                    11.6 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto in respect of the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                    11.7 Waivers. Any failure by any party to this Agreement to comply with any of its obligations hereunder may be waived by any Seller in the case of a default by Buyer or RAPI and by Buyer or RAPI in case of a default by any of the Selling Parties. No waiver shall be effective unless in writing and signed by the party granting such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                    11.8 Severability. If any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, such provision, as to such jurisdiction only, shall be ineffective to the extent of such invalidity, prohibition, unenforceability, without invalidating the remaining provisions of this Agreement, and the validity, legality and enforceability of such remaining provisions shall not be affected in any way thereby.

                    11.9 No Third-Party Beneficiaries. Nothing herein, express or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement or any documents executed in connection with this Agreement.

                    11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

                    11.11 Headings. The Section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections and paragraphs.



                    IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                        BEACON AUTO PARTS COMPANY


                                        By:/s/Fred J. Pisciotta
                                           ----------------------------
                                           Fred J. Pisciotta, President

                                        BEACON AUTO PARTS COMPANY


                                        By:/s/Fred J. Pisciotta
                                           ---------------------------
                                            Fred J. Pisciotta, Trustee


                                        STOCKHOLDER:


                                        /s/Fred J. Pisciotta
                                        --------------------
                                        Fred J. Pisciotta


                                        REPUBLIC AUTOMOTIVE PARTS
                                          SALES, INC.


                                        By:/s/Donald B. Hauk
                                           ------------------------
                                           Donald B. Hauk
                                           Executive Vice President

                                        REPUBLIC AUTOMOTIVE PARTS, INC.

                                        By:/s/Donald B. Hauk
                                           ------------------------
                                           Donald B. Hauk
                                           Executive Vice President